UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2003

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11201 Danka Circle North St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London, England W14 0QH

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(727) 576-6003 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

Danka Business Systems PLC (the “Company”) has provided the following nonpublic information to certain broker/dealers, investment advisers, institutional investment managers, investment companies and/or holders of the Company’s securities that has not previously been disclosed publicly by the Company:

Outlook

For fiscal year 2004, barring the adverse impact of the realization of any business risks, including, but not limited to, those identified in our public filings with the Securities and Exchange Commission, we expect to reduce the decline in total revenue experienced over the past several years and currently expect fiscal year 2004 revenue to approach that of fiscal year 2003. We also expect EBITDA in fiscal year 2004 to be in a range that is substantially in line with fiscal year 2003 EBITDA. We expect EBITDA in the first half of fiscal year 2004 to be lower than that for the comparable period in fiscal year 2003, due in part to (1) foreign exchange benefits and (2) larger than normal equipment lease and residual payments from a diminishing external lease funding program received in the first half of fiscal year 2003. We expect our results to be stronger in the second half of fiscal year 2004, due in part to the realization of cost saving benefits from our Oracle ERP System in the United States and improved service and supply revenues resulting from the increased mix of digital equipment in our machines in field.

EBITDA is computed as earnings from continuing operations before income taxes, interest expense, depreciation and amortization. Although EBITDA represents a non-GAAP financial measure, the Company considers this measure to be a key operating metric of its business. The Company uses this measure in its planning and budgeting processes, to monitor and evaluate its financial and operating results and to measure performance of its separate divisions. The Company also believes that EBITDA is useful to investors because it provides an analysis of financial and operating results using the same measure that the Company uses in evaluating itself. The Company expects that such measure provides investors with the means to evaluate its financial and operating results against other companies within its industry. In addition, the Company believes that this measure is meaningful to investors in evaluating its ability to meet its future debt service requirements, to fund its capital expenditures and to meet its working capital requirements. The Company’s calculation of EBITDA may not be consistent with the calculation of this measure by other companies in the Company’s industry. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income (loss) as an indicator of the Company’s operating performance or any other measures of performance derived in accordance with GAAP.

All of the information in this current report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Certain statements contained herein, or otherwise made by our officers, including statements related to our future performance and our outlook for our businesses and respective markets, projections, statements of our plans or objectives, forecasts of market trends and other matters, are forward-looking statements, and contain information relating to us that is based on our beliefs as well as assumptions, made by, and information currently available to us. The words “goal”, “anticipate”, “expect”, “believe” and similar expressions as they relate to us are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words. No assurance can be given that the results in any forward-looking statement will be achieved. For the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements provided for in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such actual results to differ materially from those reflected in any forward-looking statements include, but are not limited to, the following: (i) any inability to successfully implement our strategy; (ii) any inability to comply with the financial or other covenants in our debt instruments; (iii) any material adverse change in financial markets, the economy or in our financial position; (iv) increased competition in our industry and the discounting of products by our competitors; (v) new competition as the result of evolving technology; (vi) any inability by us to procure, or any inability by us to continue to gain access to and successfully distribute, new products, including digital products, color products, multifunction products and high-volume copiers, or to continue to bring current products to the marketplace at competitive costs and prices; (vii) any inability to arrange financing for our customers’ purchases of equipment from us; (viii) any inability to successfully enhance and unify our management information systems; (ix) any inability to record and process key data due to ineffective implementation of business processes and policies; (x) any negative impact from the loss of a key vendor or customer; (xi) any negative impact from the loss of any of our senior or key management personnel; (xii) any change in economic conditions in domestic or international markets where we operate or have material investments which may affect demand for our products or services; (xiii) any negative impact from the international scope of our operations; (xiv) fluctuations in foreign currencies; (xv) any inability to achieve or maintain cost savings; (xvi) incurrence of tax liabilities beyond our current expectations, which could adversely affect our liquidity; and (xvii) any delayed or lost sales and other impacts related to the commercial and economic disruption caused by past or future terrorist attacks, the related war on terrorism, the fear of additional terrorist attacks or any outbreak of the Severe Acute Respiratory Syndrome (SARS); and (xvii) other risks including those risks identified in any of our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our analysis only as of the date they are made. Except as required by applicable law, we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances that arise after the date they are made. Furthermore, as a matter of policy, we do not generally make any specific projections as to future earnings nor do we endorse any projections regarding future performance which may be made by others outside our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By:	/s/ F. Mark Wolfinger
F. Mark Wolfinger Executive Vice President and Chief Financial Officer

Dated: June 10, 2003